Exhibit 99.1

Bakkt Partners with Google to Introduce Digital Assets to Millions of Consumers

Consumers will benefit from expanded reach and access to digital assets

ALPHARETTA – October 8, 2021 – Bakkt (“Bakkt”), a trusted digital asset marketplace that enables consumers to buy, sell, send and spend digital assets, today announced a partnership with Google to extend the reach and usability of digital assets to meet rapidly evolving consumer demand and preferences. Bakkt users will be able to add their virtual Bakkt® Visa® Debit Card (“Bakkt Card”) into Google Pay to purchase everyday goods and services online, in-store, or wherever Google Pay is accepted. Digital assets such as bitcoin will be converted to fiat currency for these payments to occur.

Additionally, Bakkt has selected Google Cloud as a preferred cloud provider and will market its solutions powered by Google Cloud to leading retailers and merchants in the United States.

Bakkt also plans to build new analytics along with artificial intelligence (AI), machine learning (ML), and geolocation functionality on its platform to draw out deep, location-aware business insights leveraging Google Cloud’s industry-leading tools. These insights will provide Bakkt consumers with expanded loyalty redemption options while providing Bakkt partners with valuable consumer behavior patterns powered by Google Cloud infrastructure.

“This partnership is a testament to Bakkt’s strong position in the digital asset marketplace, to empower consumers to enjoy their digital assets in a real-time, secure, reliable manner,” said Gavin Michael, Bakkt CEO. “Additionally, partnering with Google Cloud will enable us to continue to build a best-in-class, innovative platform that can undoubtedly scale to meet the needs of millions of users.”

“Google Cloud has been at the forefront of accelerating digital commerce, powering many retailers and merchants”, said Kirsten Kliphouse, Google Cloud President of North America. “We are proud to help Bakkt accelerate and scale the availability of their innovative solutions, powered by our technologies.”

To download the Bakkt App, visit the Google Play Store and the Apple App Store.

About Bakkt:

Bakkt is a trusted digital asset marketplace that enables institutions and consumers to buy, sell, store and spend digital assets. Bakkt’s retail platform, now available through the recently-released Bakkt App, amplifies consumer spending, reduces payment costs, and bolsters loyalty programs, adding value for all key stakeholders within the Bakkt payments and digital assets ecosystem. Launched in 2018 by Intercontinental Exchange, Inc., Bakkt is headquartered in Alpharetta.

Additional Information and Where to Find It

This communication relates to the proposed transactions between VPC Impact Acquisition Holdings (“VIH”) and Bakkt, is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. In connection with its business combination (the “Proposed Transaction”), VIH filed a registration statement on Form S-4 that included a proxy statement/prospectus of VIH. On September 17, 2021, the registration statement was declared effective by the U.S. Securities and Exchange Commission (“SEC”). This document is not a substitute for the definitive proxy statement/prospectus, that was distributed to holders of VIH’s ordinary shares in connection with its solicitation of proxies for the vote by VIH’s shareholders with respect to the Proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Domestication. VIH has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. This document does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. VIH’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials contain important information about Bakkt, VIH and the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BAKKT, VIH, THE PROPOSED TRANSACTION AND RELATED MATTERS.

The definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction have been mailed to the shareholders of record of VIH as of September 14, 2021 for voting on the Proposed Transaction. VIH shareholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VIH upon written request to VIH by emailing vihinfo@victoryparkcapital.com or by directing a request to VIH’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VIH, Bakkt, Intercontinental Exchange Holdings, Inc. (“ICE”) and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information regarding VIH directors and executive officers may be found in its registration statement on Form S-1 relating to VIH’s initial public offering, including amendments thereto, and other reports which are filed with the SEC. Additional information regarding the participants is also included in the registration statement on Form S-4 and the definitive proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bakkt’s industry and market sizes, future opportunities for VIH, Bakkt and the combined company, VIH’s and Bakkt’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VIH’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Proposed Transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Proposed Transaction due to the failure to obtain approval of VIH’s shareholders or Bakkt’s members, the failure to achieve the minimum amount of cash available following any redemptions by VIH’s shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Proposed Transaction; (iii) costs related to the Proposed Transaction; (iv) a delay or failure to realize the expected benefits from the Proposed Transaction; (v) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; and (xi) risk that Bakkt may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VIH’s final prospectus dated September 22, 2020 relating to its initial public offering, the registration statement on Form S-4 and the definitive proxy statement/prospectus discussed above and other documents filed by VIH from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Contacts

For Bakkt:

Investors

Ann DeVries, Head of Investor Relations

ann.devries@bakkt.com

BakkIR@edelman.com

Media

Lauren Post

Lauren.Post@bakkt.com

For VIH:

Investors

vihinfo@victoryparkcapital.com

Media

Julia Fisher

Julia.Fisher@edelman.com